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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 12, 1999

                              PFSB BANCORP, INC.
                              ------------------
            (Exact name of Registrant as specified in its Charter)

   Missouri                       0-25355                   31-1627743
   --------                       -------                   ----------
(State or other)           (Commission File Number)         (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



123 West Lafayette Street, Palmyra, Missouri              63461
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (573) 769-2134
                                                     --------------




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ITEM 5.  OTHER EVENTS.
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      On November 12, 1999, PFSB Bancorp, Inc. issued a press release which announced that the 2000 Annual Meeting of Shareholders will be held on January 27, 2000.

      A press release announcing the Annual Meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated November 12, 1999.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PFSB BANCORP, INC.




Date: November 15, 1999             By: /s/ Eldon R. Mette
                                        ------------------------------
                                        Eldon R. Mette
                                        President and Chief Executive Officer